Saraland Warehouse Lease
SUBLEASE AGREEMENT

THIS SUBLEASE AGREEMENT (this "Sublease") is made as of this 1st day of August, 2024 (the "Effective Date") by and between TDG OPERATIONS, LLC, a Georgia limited liability company ("Sublandlord"), and AUSTAL USA, LLC, an Alabama limited liability company ("Subtenant").

WHEREAS, Sublandlord and Subtenant are parties to that certain Sublease Agreement dated June 26, 20231 and that certain Sublease Agreement dated July 19, 2023 (the "Existing Subleases"); and

WHEREAS, Sublandlord and Subtenant desire to terminate the Existing Subleases and enter into this Sublease, upon the terms set forth herein;

NOW, THEREFORE, Sublandlord and Subtenant hereby mutually covenant and agree as follows:

I.GRANT, TERM, AND PRIMARY LEASE

1.0    Termination of Existing Subleases; Grant of New Sublease. The Existing Subleases are hereby terminated and replaced herewith. Sublandlord, for and in consideration of the rents herein reserved and of the covenants and agreements herein contained on the part of the Subtenant to be performed, hereby leases to Subtenant, and Subtenant hereby lets from Sublandlord, approximately 370,000 square feet of rentable space in the building (the "Building") commonly known as The Saraland Plant, located at 716 Bill Myles Drive, Saraland, Mobile County, Alabama, located on the land legally described in Exhibit A attached hereto (the "Land") as shown on the drawing identified as Exhibit B attached hereto (the "Subleased Premises"), along with the exclusive use and access control to east side fenced and gated parking area approximately 3.5 acres shown on such Exhibit B. Subtenant shall be granted non-exclusive rights to utilize the driveways, sidewalks and automobile parking areas on west side of Building with the exception of designated parking reserved for Sublandlord as noted in Exhibit B.

1.1    The term of this Sublease (the "Term") shall commence on the date possession of the Subleased Premises shall be delivered to Subtenant in accordance with Section 8.1. below (hereinafter referred to as the "Commencement Date"), which Commencement Date shall be confirmed in writing acknowledged by Sublandlord and Subtenant. The total Tenn shall include ten (10) one-year rental term periods, as defined in section 3.0 of this sublease agreement. Each one-year rental term period shall automatically renew for a new consecutive one-year rental term period, under the rental terms as defined in section 3.0 of this sublease agreement, and such automatic renewal shall end ten (10) years and three (3) months after the Commencement Date, unless an event of default has occurred and is continuing, Subtenant shall have the right and option to extend the initial Term of this Sublease for one (1) additional period of four (4) years (a "Renewal Tenn"), exercisable by written notice to Sublandlord no less than one hundred eighty (180) days prior to expiration of the then current lease term. If so exercised, the initial Term together with the Renewal Term, will become the "Term." Base rent during the Renewal Term will continue to be subject to the two (2) percent annual escalations set forth in Section 3.0 below.

1.2    Primary Lease. Saraland Industrial, LLC, an Alabama limited liability company (the "Landlord"), is the owner of fee simple title to the Land and leases the Building and Land to Sublandlord pursuant to that certain Lease Agreement dated January 14, 2019 between the Landlord and Sublandlord (the "Primary Lease"). Subtenant acknowledges and agrees that it has read and agrees to comply with the terms of the Primary Lease.

1 The premises of this sublease is hereinafter referred to as the “EB storage Area.”

Saraland Warehouse Lease
SUBLEASE AGREEMENT
II.    PURPOSE

2.0    Purpose. The Subleased Premises shall be used and occupied by Subtenant only for the purpose of equipment storage and other incidental uses in connection therewith.

2.1    Uses Prohibited. Subtenant will not permit the Subleased Premises to be used in any manner which would render the insurance thereon, or on the Building, void or the insurance risk more hazardous. Subtenant shall not use or occupy the Subleased Premises, or permit the Subleased Premises to be used or occupied, contrary to any statute, rule, order, ordinance, requirement or regulation applicable thereto; or in any manner which would violate any certificate of occupancy affecting the same; or which would cause structural injury to the improvements; or cause the value or usefulness of the Subleased Premises, or any part thereof, to diminish; or which would constitute a public or private nuisance or waste.

III.    RENT

3.0     Rent. The first three (3) months of the Sublease following the Commencement Date shall be free of base rent, and payments of base rental shall commence on the date that is three (3) months following the Commencement Date (the "Rent Commencement Date"). Beginning on the Rent Commencement Date, Subtenant shall pay to Sublandlord an annual base rental as follows:

The base rental is inclusive of and deemed to cover a proportionate share of the real property taxes, insurance, utilities and maintenance costs. All such costs are managed and paid directly by Sublandlord. As set forth in Exhibit E, should certain costs increase above the amount included in the budget, Sublandlord reserves the right to collect additional rent to cover the Subtenant's proportional share of such costs as further described in Exhibit E. Such additional rent shall be due in equal monthly installments commencing on the rent payment date that follows the 60-day notice period of cost overruns as described in Exhibit E, and thereafter shall be due in advance and without demand on the first day of each calendar month during the Term, for so long as cost overruns are occurring.

3.1    Time of Payment. Subtenant shall pay to Sublandlord (at such address as Sublandlord shall designate in writing from time to time) monthly in advance, without demand, a sum equal to one-twelfth of the annual base rental, with the first such payment being made on the Rent Commencement Date and subsequent payments on or before the first (1st) day of each calendar month thereafter. All payments of rent shall be made without deduction, set off, discount or abatement in lawful money of the United States. Subtenant may elect to pay the base rental by electronic funds transfer. If the Rent Commencement Date is not the first day of a calendar month, the monthly rent payment for the first and last partial months hereof shall be pro-rated based on the actual number of days during each such month that this Sublease is in effect.

Saraland Warehouse Lease
SUBLEASE AGREEMENT

3.2    Interest on Late Payments. Each and every installment of base rent and each payment of additional rent or other sum due hereunder from Subtenant to Sublandlord which shall not be paid within ten     (10) days of its due date shall bear interest at the prime rate announced from time to time by The Wall Street Journal plus three (3%) percent (the "Default Rate") per annum, from the date when the same is payable under the terms of this Sublease until paid.

IV.    TAXES

4.0    Taxes. The Subtenant will pay promptly when due, and indemnify and hold the Sublandlord and Landlord harmless from, all personal property taxes on personal property of the Subtenant on the Subleased Premises, all taxes, assessments, fees or charges now or hereafter imposed or assessed against or in respect of the Subtenant's occupancy of the Subleased Premises, and all federal, state and local income taxes, sales taxes, use taxes, Social Security taxes, unemployment taxes and taxes withheld from wages or salaries paid to the Subtenant's employees, the nonpayment of which might give rise to a lien on the Subleased Premises or the Subtenant's interest therein, and to furnish, if requested by the Sublandlord or Landlord, evidence of such payments. The Subtenant will cause the Subtenant's property to be assessed and billed separately from the real and personal property of the Sublandlord. If, for any reason, all or any part of the Subtenant's property will be assessed or taxed with the Sublandlord's real or personal property, the Subtenant will pay to the Sublandlord the Subtenant's share of such taxes upon delivery by the Sublandlord to the Subtenant of a statement in writing setting forth the amount of such taxes applicable to the Subtenant's property.

V.    INSURANCE

5.0     Types of Insurance to be Maintained by Sublandlord. At all times during the Term, Sublandlord shall obtain and keep in full force and effect at least the following insurance coverages:

(a)    property damage insurance covering the Building and the Land against damage or destruction by fire, earthquake, windstorm, flood, explosions from mechanical equipment, and such other casualties as Sublandlord may reasonably determine are prudent for the Building. Said insurance shall be in an amount equal to the full replacement value of the Subleased Premises;

(b)    rent loss insurance in an amount sufficient to pay Sublandlord, for a period of twelve (12) months, all rent due to Sublandlord under this Sublease;

(c)    general liability insurance and such other and additional insurance as is customarily maintained by landlords on similar Subleased Premises in such amounts and form as Sublandlord shall reasonably determine. Subtenant shall be named as an additional insured on the general liability policy; and

(d)    such other insurance as may be required under the Primary Lease.

5.1    Types of Insurance to be Maintained by Subtenant. At all times during the Term, Subtenant, at Subtenant's sole expense, shall obtain and keep in full force and effect:

(a)    all risk property damage insurance covering Subtenant's personal property located in the Subleased Premises not covered under the policy described in Section 5.0(a) above;

(b)    commercial, general liability insurance against claims for personal injury, bodily injury and property damage occurring on or in or about the Subleased Premises naming Sublandlord,

Saraland Warehouse Lease
SUBLEASE AGREEMENT

Landlord, and its mortgagees as additional insureds in such amount and in such form as Sublandlord shall reasonably determine but in no event less than One Million Dollars ($1,000,000.00) per occurrence; and

(c)    worker's compensation insurance in amounts required by applicable law or statute covering all personnel employed in connection with any work done on or about the Subleased Premises with respect to which claims for death or bodily injury could be asserted against Landlord, Sublandlord, Subtenant, or the Subleased Premises.

5.2    Form of Insurance. The aforesaid insurance shall be in companies and in form, substance and amount (where not stated above) satisfactory to Landlord, Sublandlord and any mortgagee, and shall contain standard mortgage clauses satisfactory to Landlord/Sublandlord's mortgagee. The aforesaid insurance shall not be subject to cancellation except after at least thirty (30) days' prior written notice to Landlord and Sublandlord and any mortgagee holding a first or second lien on the Subleased Premises. The original insurance policies (or manually executed certificates thereof reasonably satisfactory to Landlord/Sublandlord) together with satisfactory evidence of payment of the premiums thereon, shall be deposited with Sublandlord at the Commencement Date and renewals thereof not less than thirty (30) days prior to the end of the term of each such coverage.

5.3    Mutual Waiver of Subrogation Rights. Whenever (a) any loss, cost, damage or expense resulting from fire, explosion or any other casualty or occurrence is incurred by either of the parties to this Sublease in connection with the Subleased Premises, and (b) such party is then covered in whole or in part by insurance with respect to such loss, cost, damage or expense, then the party so insured hereby releases the other party from any liability it may have on account of such loss, cost, damage or expense to the extent of any amount recovered by reason of such insurance and waives any right of subrogation which might otherwise exist in or accrue to any person on account thereof, provided that such release of liability and waiver of the right of subrogation shall not be operative in any case where the effect thereof is to invalidate such insurance coverage.

VI.    DAMAGE OR DESTRUCTION

6.0    Sublandlord's Obligation to Rebuild; Termination Right. In the event of damage to or destruction of the Subleased Premises, in whole or in part, Subtenant promptly shall notify Sublandlord. If the damage or destruction renders less than 95% of the Subleased Premises useable due to fire or other casualty, Sublandlord shall apply the insurance proceeds from the policies described in Section 5.0(a) above, to repair, restore or rebuild the unusable portion; provided, such insurance proceeds must be sufficient to cover the cost and the Subleased Premises must be able to be restored to Subtenant within one hundred twenty (120) days of notice from Subtenant of the event. Rent shall be reduced or abated, in proportion to the percentage of the Subleased Premises rendered unusable by the casualty or repair, restoration, or rebuilding, during the period of such repair, restoration or rebuilding to the extent such damage or destruction is not due to Subtenant's negligence or willful misconduct. If Sublandlord does not (i) commence the repairs or rebuilding of the Subleased Premises within forty-five (45) days of notice from Subtenant of the event causing the damage, or (ii) complete the repair, restoration or rebuilding of the Subleased Premises within one hundred twenty (120) days of notice from Subtenant of the event causing the damage, then Subtenant shall have the right to terminate this Sublease and be relived of all further obligations hereunder. If a fire, explosion or other casualty renders less than 95% of the Subleased Premises useable or if any level of damage to the Subleased Premises could not be rebuilt within one hundred twenty (120) days of notice from Subtenant of the event causing the damage, either party may terminate this Sublease within thirty (30) days after the occurrence of the event causing the damage.

6.1    Excess Insurance Proceeds. Any excess of money received from insurance proceeds after the repair or rebuilding of the Subleased Premises shall be retained by the Sublandlord, except to the extent

Saraland Warehouse Lease
SUBLEASE AGREEMENT
that proceeds from insurance coverage described in Section 5.0l(a) are required to meet Subtenant's obligations under Section 6.2. in which event such excess proceeds shall be paid to Subtenant upon completion of such obligations.

6.2    Subtenant's Obligation to Rebuild. In the event of damage to or destruction of interior leasehold improvements of the Subleased Premises, Subtenant shall promptly repair, restore, rebuild, or replace them; provided, however, that if either party terminates this Sublease pursuant to the provisions of Section 6.0, then Subtenant shall be entitled to keep the insurance proceeds from coverage described in Section 5.l(a).

6.3    Landlord/Lender Provisions. The provisions of Articles V and VI shall apply to the extent they are consistent with the terms of the Primary Lease and Sublandlord's mortgage financing. If Landlord or any mortgagees require a different treatment of the insurance policy proceeds, such requirements shall be controlling.

VII.    CONDEMNATION

7.0    Taking of Whole. If the all of the Subleased Premises shall be taken or condemned for a public or quasi-public use or purpose by any competent authority, or if such a significant portion of the Subleased Premises or the parking areas serving the Building is so taken that the balance of the Subleased Premises cannot be used for the same purpose as expressed in Article II above, then and in either of such events this Sublease shall terminate when possession of the Subleased Premises shall be so taken and surrendered. Subtenant shall continue to pay rent and additional rent through the date of such termination.

7.1    Partial Taking. If only a part of the Subleased Premises or the parking areas serving the Building shall be so taken or condemned, and as a result thereof the balance of the Subleased Premises can be used for the same purpose as expressed in Article II above, this Sublease shall not terminate, and Sublandlord, to the extent of the net amount of Award (as defined below), after deducting all of Landlord's and Sublandlord's reasonable expenses incurred in connection with the condemnation, shall repair and restore the Subleased Premises and parking areas. Any portion of such Award not expended for such repairing or restoration shall be retained by the Landlord or Sublandlord, as applicable. Rent shall abate or be reduced in the same proportion as the area of the Subleased Premises taken or condemned bears to the area of the Subleased Premises before such taking or condemnation. Notwithstanding anything to the contrary in this Section 7.1, if there is a partial taking or condemnation of five percent (5%) or more of the Subleased Premises, then at Subtenant's option and on thirty (30) days prior written notice to Sublandlord, this Sublease shall terminate on the date of such partial taking or condemnation.

7.2    Temporary Taking. No temporary taking of the Subleased Premises shall terminate this Sublease or give Subtenant any right to any rental abatement, unless such temporary taking is longer than 5 business days, in which case Rent shall abate or be reduced for the duration of such taking and in the same proportion as the area of the Subleased Premises taken bears to the area of the Subleased Premises before such taking. Such a temporary taking will be treated as if Subtenant had sublet the Subleased Premises to the condemner and had assigned the proceeds of the subletting to Sublandlord to be applied on account of Subtenant's obligations hereunder. Any award for such a temporary taking during the Term shall be applied first, to Sublandlord's costs of collection and, second, on account of sums owing by Subtenant hereunder, and if such amounts applied on account of sums owing by Subtenant hereunder should exceed the entire amount owing by Subtenant for the remainder of the Term, the excess will paid to Subtenant.

7.3    Damages. All compensation, awards or damages for any condemnation of all or any part of the Subleased Premises (the "Award"), including without limitation all damages as compensation for diminution in value of the leasehold, reversion and fee of the Subleased Premises, shall belong to the

Saraland Warehouse Lease
SUBLEASE AGREEMENT
Sublandlord, and Subtenant hereby assigns to Sublandlord all its right, title and interest to any such Award. Subtenant shall have the right to separately claim from the condemning authority, only if awarded in addition to the Award, such other compensation as may be separately awarded to or recovered by Subtenant by reason of the condemnation and for or on account of cost or loss which Subtenant might incur in removing Subtenant's stored merchandise, its own equipment, furniture and trade fixtures, provided in no event shall the Award to Sublandlord be reduced or otherwise diminished thereby.

VIII.    IMPROVEMENTS, MAINTENANCE AND REPAIRS

8.0    [Intentionally deleted].

8.1    Possession of Subleased Premises.

a)    Delivery of Possession; Condition: The date Sublandlord shall deliver possession of the Subleased Premises to Subtenant, shall be the Commencement Date. Prior to such delivery, the Subleased Premises shall be in broom-swept, tenantable condition.

b)    Punchlist Inspection: Sublandlord and subtenant, having performed a joint inspection of the Subleased Premises and provided written memorandum (attached as Exhibit C) with respect to condition of the Subleased premises and agreed upon matters of repair (heretofore referred to as "Sublandlord's Improvement Work"), agree that such memorandum accurately represents the condition of the Subleased Premises at the Effective Date. Such matters of repair as agreed upon in the memorandum are to be performed by the Sublandlord at its sole cost and expense and in a manner so as not to interfere unreasonably with the use and occupancy of the Subleased Premises by Subtenant for the conduct of its business operations. If Sublandlord fails to remedy such matters or defects as presented in the memorandum, and within the timeline agreed upon in the memorandum, subject to extension due to any delays caused by Sublandlord or force majeure, then Subtenant shall have the right to terminate the lease agreement.

c)    Subtenant's Right of Entry: Subtenant, at its sole cost and expense, shall have the right to enter upon the Subleased Premises after the Effective Date to perform certain work, including Subtenant's Improvement Work (as defined below) and the installation of trade fixtures and personal property; provided that Subtenant shall perform such work in a manner such that there shall be no unreasonable delay in the performance of Sublandlord's Improvement Work, but Subtenant shall not be obligated to pay any rent or other amount to Sublandlord prior to the Rent Commencement Date, unless Subtenant shall commence its business operations.

8.2    Subtenant Improvements. Subtenant shall provide Sublandlord and Landlord with prior written notice and a description of all improvements to be made to the Subleased Premises by Subtenant. Sublandlord and Landlord shall have ten (10) business days from receipt of said notice to approve or disapprove such proposed improvements, which approval shall not be unreasonably withheld or delayed. Any improvements, alterations, and renovations to the Subleased Premises by Subtenant pursuant to this Section 8.2 shall, at Sublandlord's or Landlord's election given in writing to Subtenant at least thirty (30) days prior to the end of the Term hereof, or with Sublandlord's notice of any earlier termination hereof, either be removed by Subtenant or remain on the Subleased Premises; provided, however, that Subtenant shall have the right to remove prior to such expiration or termination, its trade fixtures and other personal property. The provisions of this Section 8.2 apply to signs placed on the Subleased Premises by Subtenant, except for signs which are located wholly within the Subleased Premises and not visible from the exterior of the Subleased Premises. All signs installed by Subtenant shall be maintained by Subtenant in good condition and Subtenant shall remove all such signs at the termination of this Sublease and shall repair any damage caused by such installation, existence or removal

Saraland Warehouse Lease
SUBLEASE AGREEMENT
8.3    This Section Intentionally Left Blank

8.4    Maintenance Responsibility of Sublandlord. Sublandlord shall be responsible for keeping and maintaining the Land, the roof, structural members, and exterior walls of the Building in substantially the same order and repair as exists on the Commencement Date, except for ordinary wear and tear and loss by fire or other casualty. Sublandlord shall maintain the driveways, parking areas, any curbing, and landscaping on the Land.

Sublandlord shall have the right to close all or any portions of the common areas to such extent as may, in the opinion of Sublandlord's counsel, be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or the public therein and to close temporarily, if necessary any part of the common areas in order to discourage non-customer parking to permit alterations at existing buildings and other improvements or the construction of additional buildings for other improvements.

8.5    Maintenance Responsibility of Subtenant. Subtenant, at its expense, will keep and maintain the Subleased Premises (not including the roof, structural members, concrete flooring and exterior walls of the Building, heating, ventilating, air conditioning, and sprinkler systems serving the Subleased Premises unless any damage thereto is caused by Subtenant's operations or the installation and/or removal of Subtenant's equipment or fixtures), any Subtenant Improvements and any altered, rebuilt, additional or substituted improvements, accessories and components appurtenant thereto, in good repair and appearance (substantially equivalent as they are on the Commencement Date). Any equipment replaced hereunder shall be free of any liens and shall become the property of Sublandlord upon installation.

So long as Sublandlord complies with Subtenant's access procedures, as presented in Exhibit D included with this Sublease, Sublandlord shall have the right, but not the obligation, upon three (3) days prior written notice to Subtenant (or without any notice whatsoever in the case of emergency), to enter upon the Subleased Premises for the purpose of making any repairs thereto and performing any work thereon, which may be necessary by reason of Subtenant's failure to make any such repairs or perform any such maintenance work as provided for in this Section 8.5. Except in the case of emergencies, the privilege and right of entry shall be exercised at reasonable times and at reasonable hours. The cost of any such entry, together with the costs of all such repairs and maintenance work, shall be additional rent hereunder, and Subtenant shall pay the same to Sublandlord, immediately upon written demand therefor and upon submission of satisfactory evidence of Sublandlord' s payment of such costs, together with interest thereon at the Default Rate from the time of payment by Sublandlord until paid by Subtenant.

Subtenant shall take good care of the Subleased Premises and keep the same free from waste at all times. Subtenant shall store all trash and garbage within the Subleased Premises, arranging for the regular pickup of such trash and garbage at Subtenant's expense. Receiving and delivering of goods and merchandise and removal of garbage and trash shall be made only in the manner and areas prescribed by Sublandlord. Subtenant shall not operate an incinerator or bum trash or garbage within the Subleased Premises or any Common Area.

8.6    AS IS, WHERE IS. Sublandlord is unaware of any material defects in the Subleased Premises. Notwithstanding the foregoing and as a material part of the consideration for this Sublease, Sublandlord and Subtenant agree that Subtenant is taking the Subleased Premises "AS IS, WHERE IS" with any and all latent and patent defects and further agree that there is no warranty by Sublandlord that the Subleased Premises are fit for any particular purpose or use. Subtenant acknowledges that Subtenant is not relying upon any representations, statements, or other assertions of Sublandlord or any party acting on behalf of Sublandlord, with respect to the condition of the Subleased Premises, but rather is relying on Subtenant's examination of the Subleased Premises. Subtenant takes the Subleased Premises with the express understanding that there are no express or implied warranties made by Sublandlord.

Saraland Warehouse Lease
SUBLEASE AGREEMENT

IX.    ASSIGNMENT AND SUBLETTING

9.0    Consent Required. Subtenant shall not assign this Sublease, or sublet any portion of the Subleased Premises without the written consent of Sublandlord which shall not be unreasonably withheld, along with the consent of Landlord, to the extent required and according to the conditions established by the Primary Lease. No assignment or subletting permitted hereunder shall relieve Subtenant of Subtenant's obligations hereunder, and Subtenant shall continue to be liable as a principal and not as a guarantor or surety to the same extent as though no assignment or subletting had been made. In the event of any termination of this Sublease, any permitted sublease or assignment shall be deemed immediately terminated and of no further force or effect. Any sublease or assignment made in violation of this Sublease shall be deemed void and of no force or effect. Subtenant shall pay, within ten (10) days of receipt of an invoice, Sublandlord's reasonable attorneys' fees and costs in connection with the review, processing and documentation of any transfer for which Sublandlord's consent is required.

9.1    Other Transfer of Lease. Subtenant shall not allow or permit any transfer of this Sublease, or any interest hereunder, by operation of law, or convey, mortgage, pledge, or encumber this Sublease or any interest herein.

9.2    [Intentionally deleted.]

X.    LIENS AND ENCUMBRANCES

10.0    Encumbering Title. Subtenant shall not do any act which shall in any way encumber the title of Landlord or Sublandlord in and to the Subleased Premises, nor shall the interest or estate of Landlord or Sublandlord in the Subleased Premises be in any way subject to any claim by way of lien or encumbrance, whether by operation of law or by virtue of any express or implied contract by Subtenant. Any claim to, or lien upon, the Subleased Premises arising from any act or omission of Subtenant shall accrue only against the leasehold estate of Subtenant and shall be subject and subordinate to the paramount title and rights of Landlord and Sublandlord in and to the Subleased Premises.

10.1    Liens and Right to Contest. Subtenant shall not permit the Building, Land or the Subleased Premises to become subject to any mechanics', laborers' or materialmen's lien on account of labor or material furnished to Subtenant or claimed to have been furnished to Subtenant in connection with work of any character performed or claimed to have been performed on the Subleased Premises by, or at the direction or sufferance of, Subtenant; provided, however, that Subtenant shall have the right to contest in good faith and with reasonable diligence, the validity of any such lien or claimed lien if Subtenant shall give to Sublandlord such security as may be deemed satisfactory to Landlord and Sublandlord to insure payment thereof and to prevent any sale, foreclosure, or forfeiture of the Building, Land or the Subleased Premises by reason of non-payment thereof; provided further, however, that on final determination of the lien or claim for lien, Subtenant shall immediately pay any judgment rendered, with all proper costs and charges, and shall have the lien released and any judgment satisfied.

XI.    UTILITIES

11.0    Utilities. The cost of all utility services, including water and electricity are included within the base rent and shall be paid by Sublandlord.

XII.    INDEMNITY

12.0    Subtenant's Indemnity Obligations. Subtenant will protect, indemnify and save harmless Landlord and Sublandlord and Landlord and Sublandlord's agents from and against all liabilities, obligations,

Saraland Warehouse Lease
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claims, damages, penalties, causes of action, costs and expenses (including without limitation, reasonable attorneys' fees and expenses) imposed upon or incurred by or asserted against Landlord and Sublandlord by reason of (a) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Subleased Premises that are caused by the gross negligence or willful acts of Subtenant, its employees, agents or contractors; (b) any accident, injury to or death of persons or loss of or damage to property occurring in or about the Building, the parking areas, or the adjoining properties, sidewalks, curbs, streets or ways that are caused by the gross negligence or willful acts of Subtenant, its employees, agents or contractors; or (c) performance of any labor or services or the furnishing of any materials or other property by or on behalf of Subtenant in respect of the Subleased Premises or Subtenant's parking area or any part thereof. In case any action, suit or proceeding is brought against Landlord or Sublandlord and/or Landlord or Sublandlord's agents by reason of any such occurrence, Subtenant, at Subtenant's expense, will resist and defend such action, suit or proceeding, or cause the same to be resisted and defended by counsel approved by Landlord and Sublandlord as applicable. Subtenant's obligations pursuant to this Section 12,0 shall survive the expiration or termination of this Sublease.

12.1    Sublandlord's Indemnity Obligations. Sublandlord will protect, indemnify and save harmless Subtenant and Subtenant's agents from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including without limitation, reasonable attorneys' fees and expenses) imposed upon or incurred by or asserted against Subtenant by reason of any accident, injury to or death of persons or loss of or damage to property occurring on or about the Subleased Premises or in or about the Building, the parking areas, or the adjoining properties, sidewalks, curbs, streets or ways that are caused by the gross negligence or willful acts of Landlord or Sublandlord, and their respective employees, agents or contractors. In case any action, suit or proceeding is brought against Subtenant and/or Subtenant's agents by reason of any such occurrence, Sublandlord, at Sublandlord's expense, will resist and defend such action, suit or proceeding, or cause the same to be resisted and defended by counsel approved by Subtenant. Sublandlord's obligations pursuant to this Section 12.1 shall survive the expiration or termination of this Sublease.

XIII.    INSPECTION

13.0    Inspection. So long as Sublandlord or Sublandlord's agent follows the same access procedures set forth in Section 8.5, Landlord, Landlord's agent, Sublandlord or Sublandlord's agent may enter the Subleased Premises at any time, upon reasonable notice to Subtenant, for the purpose of inspecting same or of making repairs which Subtenant may neglect or refuse to make in accordance with the covenants and agreements of this Sublease, and also for the purpose of showing the Subleased Premises to persons wishing to purchase or mortgage the same, at any time during the Term, or, during the last twelve (12) months of the Term, to persons wishing to rent the Subleased Premises. Subtenant shall permit the usual notice of "To Let" or "For Sale" to be placed on the Subleased Premises and to remain thereon without molestation.

XIV.    QUIET ENJOYMENT

14.0    Quiet Enjoyment. So long as Subtenant is not in default under the covenants and agreements of this Sublease, Subtenant's quiet and peaceable enjoyment of the Subleased Premises shall not be disturbed or interfered with by Sublandlord or by any person claiming by, through or under Sublandlord.

XV.    RULES AND REGULATIONS

15.0    Rules and Regulations. In the event the Sublandlord has multiple subtenants within the subleased property, it may become necessary to establish formal, reasonable Rules and Regulations for the Subleased Premises. Subtenant, for itself, its agents and employees agrees to comply with the Rules and

Saraland Warehouse Lease
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Regulations for the Subleased Premises which Sublandlord may hereinafter from time to time promulgate for the care and protection of the Subleased Premises and the safety, comfort and welfare of its occupants by giving Subtenant written notice of such promulgation. If any such Rules and Regulations conflict with any of the provisions of this Sublease, this Sublease shall control. Sublandlord shall not be liable for the failure of any other person to comply with such Rules and Regulations unless such failure was due to Sublandlord's gross negligence or willful acts.

XVI.    SUBORDINATION

16.0    Subordination. The rights and interest of Subtenant under this Sublease shall be subject and subordinate to any mortgage or trust deed that may be placed upon the Subleased Premises and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements and extensions thereof. At the request of any current or future mortgagee, Subtenant and mortgagee shall execute a subordination, non-disturbance and attornment agreement in the form and with the provisions customarily used by the mortgagee.

XVII.    SURRENDER

17.0    Surrender. Upon the termination of this Sublease, whether by forfeiture, lapse of time or otherwise, or upon the termination of Subtenant's right to possession of the Subleased Premises, Subtenant will at once surrender and deliver up the Subleased Premises, together with all improvements thereon, to Sublandlord in good condition and repair, reasonable wear and tear excepted. Said improvements shall include, but not be limited to, all plumbing, lighting, electrical, heating, cooling and ventilating fixtures and equipment and all duct work. All additions, hardware, non-trade fixtures and all improvements, temporary or permanent (except the additional overhead lighting installed by Subtenant if removed on or before the expiration or other termination of this Sublease) in or upon the Subleased Premises placed there by Subtenant shall become Sublandlord's property and shall remain upon the Subleased Premises upon such termination of this Sublease by lapse of time or otherwise, without compensation or allowance or credit to Subtenant, unless Sublandlord requests their removal in writing at or before the time of such termination of this Sublease. If Sublandlord so requests removal of said additions, hardware, non-trade fixtures and improvements and Subtenant does not make such removal at said termination of this Sublease, or within ten (10) days after such request, whichever is later, Sublandlord may remove the same, and Subtenant on demand shall pay all costs associated with such removal to Sublandlord, together with the cost of repairing any injury or damage to the Subleased Premises or the Building caused by such removal.

17.1    Removal of Subtenant's Property. Upon the termination of this Sublease by lapse of time, Subtenant shall remove Subtenant's trade fixtures, equipment and other personal property; provided, however, that Subtenant shall repair and restore any injury or damage to the Subleased Premises which may result from such removal. If Subtenant does not remove such trade fixtures, equipment and personal property prior to the end of the Term, Sublandlord may, at its option, remove the same, and Subtenant shall pay the cost of such removal (including the repair of any injury or damage to the Subleased Premises resulting from such removal) to Sublandlord on demand, or Sublandlord may treat such property as having been conveyed to Sublandlord under this Sublease as a Bill of Sale without further payment or credit by Sublandlord to Subtenant.

17.2    Holding Over. Any holding over by Subtenant of the Subleased Premises after the expiration of this Sublease shall operate and be construed to be a tenancy from month to month only, at a monthly rental of 120% of rent payable under the Lease for the last month thereof.

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SUBLEASE AGREEMENT
XVIII.     REMEDIES

18.0    Sublandlord Defaults. If Sublandlord defaults in the performance of any of its obligations under this Sublease, Subtenant will notify Sublandlord of the default in writing and Sublandlord will have 30 days after receiving such notice to cure the default. If Sublandlord is not reasonably able to cure the default within a 30 day period, Sublandlord will have an additional reasonable period of time to cure the default (but in no event more than 60 days) as long as Sublandlord commences the cure within the 30 day period and thereafter diligently pursues the cure. In no event is Sublandlord liable to Subtenant or any other person for consequential, special or punitive damages, including, without limitation, lost profits. If Sublandlord shall fail to cure such default within the additional 60-day period, Sublandlord shall be in default under this Sublease and Subtenant may, at Subtenant's sole discretion, perform the obligation on behalf and at the expense of Sublandlord, pay any sum necessary for the performance, and deduct the cost thereof (together with interest at the Default Rate) from the base rent and additional rent or other sum that is due or that will become due under this Sublease.

18.1    Subtenant Defaults. Subtenant agrees that the occurrence of any one or more of the following events shall be considered an "Event of Default" by Subtenant hereunder:

(a)    Subtenant shall default in any monthly payment of rent, or payment of additional rent or other payment required to be made by Subtenant hereunder when such payment is due and such default shall continue for ten (10) days after Subtenant's receipt of written notice of such default from Sublandlord, provided, however, that Sublandlord need not give such notice and Subtenant shall not have such time to cure more than twice during any calendar year; or

(b)    Subtenant shall default in any of the other covenants and agreements herein contained to be kept, observed and performed by Subtenant, and such default shall continue for thirty (30) days after notice thereof in writing to Subtenant; provided that if such default cannot, with due diligence, be cured within such period of thirty (30) days, and if Subtenant prior to the expiration of such thirty (30) days commences to eliminate the cause of such default and proceeds diligently and with reasonable dispatch to take all steps and do all work required to cure such default and does so cure such default, then Sublandlord shall not have the right to declare the said term ended by reason of such default or to repossess without terminating the Lease; provided, however, in no event shall Subtenant have more than 60 days to cure any such default.

(c)    Subtenant shall fail to contest the validity of any lien or claimed lien and give security to Sublandlord to insure payment thereof, or having commenced to contest the same and having given such security, shall fail to prosecute such contest with diligence, or shall fail to have the same released and satisfy any judgment rendered thereon, and such default continues for twenty (20) days after notice thereof in writing to Subtenant; or

(d)    [Intentionally deleted]; or

(e)    Subtenant shall be adjudged a bankrupt, or a decree or order approving, as properly filed, a petition or answer asking reorganization of Subtenant under the Federal bankruptcy laws as now or hereafter amended, or under the laws of any State, shall be entered, and any such decree or judgment or order shall not have been vacated or stayed or set aside within sixty (60) days from the date of the entry or granting thereof; or

(f)    Subtenant shall file or admit the jurisdiction of the court and the material allegations contained in any petition in bankruptcy, or any petition pursuant or purporting to be pursuant to the Federal bankruptcy laws now or hereafter amended, or Subtenant shall institute any proceedings or shall give its

Saraland Warehouse Lease
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consent to the institution of any proceedings for any relief of Subtenant under any bankruptcy or insolvency laws or any laws relating to the relief of debtors, readjustment of indebtedness, reorganization, arrangements, composition or extension; or

(g)    Subtenant shall make any assignment for the benefit of creditors or shall apply for or consent to the appointment of a receiver for Subtenant or any of the property of Subtenant; or

(h)    A decree or order appointing a receiver of the property of Subtenant shall be made and such decree or order shall not have been vacated, stayed or set aside within sixty (60) days from the date of entry or granting thereof; or

(i)    Subtenant shall take or fail to take any action that causes Sublandlord to be in default under the Primary Lease that is not cured within the notice and cure period outlined in the Primary Lease provided Sublandlord delivers notice thereof in writing to Subtenant.

18.2    Sublandlord's Rights in Event of Default. Upon the occurrence of any Event of Default, Sublandlord may, at its option, elect to pursue any one or more of the following remedies:

(a)    Terminate this Sublease, without further notice except as may be required by law, at which time, Sublandlord may re-enter the Subleased Premises, using such force as may be permitted by law, and remove all persons, fixtures, and chattels therefrom and Sublandlord shall not be liable for any damages resulting therefrom. Such re-entry and repossession shall not work a forfeiture of the rents to be paid and the covenants to be performed by Subtenant during the full Term. Upon such repossession of the Subleased Premises, all of the obligations and responsibilities of the parties under this Sublease shall terminate except for those that expressly survive the termination of this Sublease, and Subtenant shall continue to be responsible for payment of base rent.

(b)    Without terminating this Sublease, repossess the Subleased Premises by forcible entry or detainer suit or otherwise without demand or notice of any kind to Subtenant (except as hereinabove expressly provided for) and without terminating this Sublease, in which event Sublandlord may, but shall be under no obligation to do so, relet all or any part of the Subleased Premises for such rent and upon such terms as shall be reasonably satisfactory to Sublandlord (including the right to relet the Subleased Premises for a term greater or lesser than that remaining under the Term, and the right to relet the Subleased Premises as a part of a larger area, and the right to change the character or use made of the Subleased Premises). For the purpose of such reletting, Sublandlord may decorate or make any repairs, changes, alterations or additions in or to the Subleased Premises that may be necessary or convenient. If Sublandlord does not relet the Subleased Premises, Subtenant shall pay to Sublandlord on demand as liquidated damages and not as a penalty a sum equal to the value of the rent, and other sums provided herein to be paid by Subtenant for the remainder of the Term, and in the event the Subleased Premises are relet during any of such remaining term, and Subtenant has paid all amounts due hereunder, Sublandlord shall reimburse Subtenant for the value of rent previously paid by Subtenant for such period. If the Subleased Premises are relet and a sufficient sum shall not be realized from such reletting after paying all of the expenses of such decorations, repairs, changes, alterations, additions, the expenses of such reletting and the collection of the rent accruing therefrom (including, but not by way of limitation, attorneys' fees and brokers' commissions), to satisfy the rent herein provided to be paid for the remainder of the Term, Subtenant shall pay to Sublandlord on demand any deficiency and Subtenant agrees that Sublandlord may file suit to recover any sums falling due under the terms of this Section from time to time. At all times, Sublandlord shall use commercially reasonable efforts to mitigate its damages, including commercially reasonable efforts to relet the Subleased Premises or using the Subleased Premises for itself.

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(c)    Any reletting by Sublandlord or alterations to the building in the Subleased Premises by Sublandlord under this Section 18.2(b) shall require Landlord's consent and approval to the extent required pursuant to the Primary Lease.

18.3    Remedies Cumulative. Unless expressly stated otherwise in this Sublease, no remedy herein or otherwise conferred upon or reserved to Sublandlord or Subtenant shall be considered to exclude or suspend any other remedy but the same shall be cumulative and shall be in addition to every other remedy given hereunder now or hereafter existing at law or in equity or by statute, and every power and remedy given by this Sublease to Sublandlord or Subtenant may be exercised from time to time and as often as occasion may rise or as may be deemed expedient. No delay or omission of Sublandlord or Subtenant to exercise any right or power arising from any default, shall impair any such right or power or shall be construed to be a waiver of any such default or any acquiescence therein. Neither the rights herein given to Sublandlord to receive, collect, sue for or distrain for any rent or rents, moneys or payments, or to enforce the terms, provisions and conditions of this Sublease, or to prevent the breach or non-observance thereof, or the exercise of any such right or of any other right or remedy hereunder or otherwise granted or arising, shall in any way affect or impair or toll the right or power of Sublandlord to declare the Term hereby granted ended, and to terminate this Sublease, or to repossess without terminating the Lease, as provided for in this Sublease, because of any default in or breach of the covenants, provisions or conditions of this Sublease by Subtenant. Notwithstanding anything contained in this Sublease to the contrary, in no event shall either Landlord/Sublandlord or Subtenant be liable to the other for consequential, special or punitive damages, except in connection with Subtenant's failure to (a) surrender the Subleased Premises in accordance with Section 17.0 above, or (b) deliver an estoppel certificate in accordance with Section 21.0 below.

18.4    No Waiver. No waiver of any breach of any of the covenants of this Sublease shall be construed, taken or held to be a waiver of any other breach or waiver, acquiescence in or consent to any further or succeeding breach of the same covenant.

18.5    WAIVER OF TRIAL BY JURY. SUBLANDLORD AND SUBTENANT, TO THE FULLEST EXTENT THAT THEY MAY LAWFULLY DO SO, HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT BY ANY PARTY TO THIS SUBLEASE WITH RESPECT TO THIS SUBLEASE, THE SUBLEASED PREMISES, OR ANY OTHER MATTER RELATED TO THIS SUBLEASE OR THE SUBLEASED PREMISES.

XIX.    INDEMNIFICATION FOR HAZARDOUS MATERIALS

19.0    Definition. As used herein, the term "Hazardous Materials" includes, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials, asbestos or any materials containing asbestos, as defined by any federal, state or local environmental law, ordinance, rule or regulation, as amended from time to time, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. sections 9601 et seq., the Hazardous Materials Transportation Act (49 U.S.C. sections 1801 et seq.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. sections 6901 et seq., and the regulations adopted and publications promulgated pursuant thereto.

19.1    Subtenant's Warranty. Subtenant shall not store or use, or permit to be stored or used, on the Subleased Premises any Hazardous Materials except in compliance with all applicable federal, state or local environmental laws, ordinances, rules or regulations, as amended from time to time. In no event shall Subtenant take any action that would subject the Subleased Premises to any permit requirements under any such environmental laws.

Saraland Warehouse Lease
SUBLEASE AGREEMENT

19.2    Indemnification. Subtenant shall indemnify and hold harmless the Sublandlord and Landlord from any claims, damages, fines, judgments, penalties, costs, liabilities, or losses (including, without limitation, any sums paid for settlement of claims, attorneys, consultant and expert fees) arising during or after the Term as a result of any Hazardous Material located on, stored, used or permitted on any part of the Subleased Premises during the Term. Without limitation of the foregoing, this indemnification shall include any costs incurred because of any investigation of the site or any cleanup, removal, remediation or restoration mandated by a federal, state, or local agency or political subdivision. If demanded in writing, Subtenant shall defend Landlord and Sublandlord (by counsel acceptable to Sublandlord and Landlord) against such claims, damages, fines, judgments, penalties, costs, liabilities, or losses. The warranties and indemnifications by Subtenant set out herein shall commence on the Commencement Date of this Sublease and shall survive the termination of this Sublease.

XX.    SECURITY DEPOSIT

20.0     Security Deposit. Sublandlord will retain the $100,000.00 on deposit from Subtenant pursuant to the subleases being replaced herewith as a Security Deposit to be held by Sublandlord, with no requirement to place such in a separate bank account, and to be applied, at Sublandlord's option, to cover any delinquent payment of rent or the cost of any other default hereunder, after any applicable notice and cure period. If any amount of the Security Deposit is used by Sublandlord, such amount shall be replenished by Subtenant within ten (10) days after demand from Sublandlord. Any amount of the Security Deposit remaining after the Term hereof shall be returned to Subtenant within thirty (30) days provided Subtenant is not then in default under any of its obligations hereunder.

XXI.    MISCELLANEOUS

21.0     Estoppel Certificates. Subtenant shall at any time and from time to time upon ten (10) days prior written request from Landlord or Sublandlord execute, acknowledge and deliver to Landlord or Sublandlord a written statement certifying that Subtenant has accepted the Subleased Premises, that this Sublease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), that to the best of Subtenant's knowledge the Sublandlord is not in default hereunder, the date to which the rental and other charges have been paid in advance, or such other accurate certification as may reasonably be required by Landlord or Sublandlord or Landlord or Sublandlord's mortgagee, and agreeing to give copies to any mortgagee of Landlord or Sublandlord of all notices by Subtenant to Landlord or Sublandlord. It is intended that any such statement delivered pursuant to this Section 21.0 may be relied upon by any prospective purchaser of the Subleased Premises and mortgagee of the Subleased Premises and their respective successors and assigns. Subtenant shall not be obliged to so certify unless the applicable estoppel certificate is prepared by Landlord/Sublandlord and/or Landlord or Sublandlord's mortgagee. However, Subtenant agrees to supply the applicable materials for the preparation of the estoppel certificate. Subtenant shall not be required to comply with this Section 21.0 except after a reasonable interval has passed after each previous estoppel certificate shall have been issued; a reasonable interval means not more than once every 3 months, except as required by Landlord and permitted under the Primary Lease. Subtenant shall be entitled to receive similar estoppel certificates from Landlord or Sublandlord from time to time during the Term of this Sublease upon which Subtenant or its designee may rely as true and correct.

21.2    Sublandlord's Right to Cure. Sublandlord may, but shall not be obligated to, cure any default by Subtenant specifically including, but not by way of limitation, Subtenant's failure to obtain insurance, make repairs, or satisfy lien claims, after complying with the notice provisions established in Article XVIII above, and whenever Sublandlord so elects, all costs and expenses paid by Sublandlord in curing such default, including without limitation reasonable attorneys' fees, shall be so much additional rent due on demand from the Sublandlord together with interest (except in the case of said attorneys' fees)

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at the Default Rate from the date of advancement by Sublandlord to the date of repayment by Subtenant to Sublandlord.

21.3    [Intentionally deleted).

21.4    Force Majeure. Except with respect to any monetary obligations of Subtenant hereunder or otherwise, neither Sublandlord nor Subtenant shall be deemed in default with respect to any of the terms, covenants and conditions of this Sublease on their respective parts to be perfom1ed, if such failure to timely perform the same is due in whole or in part to any strike, lockout, labor trouble (whether legal or illegal), civil disorder, failure of power, restrictive governmental laws and regulations, riots, insurrections, war, shortages, accidents, casualties, acts of God, acts caused directly by the other party or its agents, employees and invitees, or any other cause beyond the reasonable control of the non-performing party.

21.5    Attorney Fees. In the event of a default by either party of its obligations under this Sublease, the prevailing party in any action or proceeding in any court in connection therewith shall be entitled to recover from such other party its costs and expenses, including reasonable legal fees and associated court costs.

21.6    Amendments Must be in Writing. None of the covenants, terms or conditions of this Sublease to be kept and performed by either party shall in any manner be altered, waived, modified, changed or abandoned except by a written instrument, duly signed, and delivered by the other party; and no act or acts, omission or omissions, or series of acts or omissions, or waiver, acquiescence or forgiveness by Sublandlord as to any default in or failure of performance, either in whole or in part, by Subtenant, of any of the covenants, terms or conditions of this Sublease, shall be deemed or construed. to be a waiver by Sublandlord of the right at all times thereafter to insist upon the prompt, full and complete performance by Subtenant of each and all the covenants, terms and conditions hereof thereafter to be performed, in the same manner and to the same extent as the same are covenanted herein to be performed by Subtenant.

21.7    Notices. All notices to or demands upon Landlord, Sublandlord, or Subtenant desired or required to be given under any of the provisions hereof, shall be in writing. Any notices or demands from Landlord, Sublandlord, or Subtenant to the other shall be deemed to have been duly and sufficiently given if a copy thereof has been (i) delivered by a commercial delivery service, (ii) delivered by United States registered or certified mail, or (iii) delivered by e-mail (with acknowledgement of receipt of such e-mail by the recipient), addressed to:

If to Subtenant:                Austal USA, LLC
100 Austal Way
Mobile, AL 36602
Attn: Greg McLaney
Senior Manager, Materials and logistics
Email: greg.mclaney@austalusa.com

With a copy to:                Austal USA, LLC
100 Austal Way
Mobile, AL 36602
Attention: Jason Montgomery
E-Mail: jason.montgomery@austalusa.com

or at such address(es) as Subtenant may theretofore have furnished to Sublandlord by written notice, and

Saraland Warehouse Lease
SUBLEASE AGREEMENT
If to Subtenant:                TDG Operations, LLC
475 Reed Road
Dalton, GA 30720
Attn: Allen Danzey
Email: allen.danzey@dixiegroup.com

With a copy to:                TDG Operations, LLC
475 Reed Road
Dalton, GA 30720
Attention: Elena Medlin
E-Mail: elena.medlin@dixiegroup.com

Or such other address(es) as Sublandlord may theretofore have furnished to Subtenant by written notice.

If to Landlord:                 Saraland Industrial, LLC
P.O. Box 10485
Kansas City, MO 64171
Attention: Kevan D. Acord
Email: kacord@bbtaxlaw.com

With a copy to:                Brad Nicholson
The Nicholson Group, LLC
P.O. Box 10485
Kansas City, MO 64171
brad@nicholsongroup.com

Or such other address(es) as Landlord may theretofore have furnished to Sublandlord or Subtenant by written notice.

The effective date of such notice shall be the day of delivery of the same to the addressee.

21.8    Recording. This Sublease shall not be recorded.

21.9    Time of Essence. Time is of the essence of this Sublease, and all provisions herein relating thereto shall be strictly construed.

21.10    Relationship of Parties. Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership, joint venture, or limited liability company by the parties hereto, it being understood and agreed that no provision contained in this Sublease nor any acts of the parties hereto shall be deemed to create any relationship other than the relationship of Sublandlord and Subtenant.

21.11    Captions. The captions of this Sublease are for convenience only and are not to be construed as part of this Sublease and shall not be construed as defining or limiting in any way the scope or intent of the provisions hereof.

21.12    Severability. If any term or provision of this Sublease shall to any extent be held invalid or unenforceable, the remaining terms and provisions of this Sublease shall not be affected thereby, but each term and provision of this Sublease shall be valid and be enforced to the fullest extent permitted by law.

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21.13    Law Applicable. This Sublease shall be construed and enforced in accordance with the laws of the state of Alabama.

21.14    Binding on Successors. All of the covenants, agreements, conditions and undertakings contained in this Sublease shall extend and inure to and be binding upon the heirs, executors, administrators, successors and assigns of the respective parties hereto the same as if they were in every case specifically named, and wherever in this Sublease reference is made to either of the parties hereto it shall be held to include and apply, wherever applicable, to the heirs, executors, administrators, successors and assigns of such party. Nothing herein contained shall be construed to grant or confer upon any person or persons, firm, corporation or governmental authority, other than the parties hereto, their heirs, executors, administrators, successors and assigns, any right, claim or privilege by virtue of any covenant, agreement, condition or unde1taking contained in this Sublease.

21.15    Sublandlord Limitation of Liability. The term "Sublandlord" as used in this Sublease, so far as covenants or obligations on the part of Sublandlord are concerned, shall be limited to mean and include only the leasehold estate of Sublandlord under the Primary Lease, and in the event of any transfer or transfers of such estate, Sublandlord herein named (and in case of any subsequent transfer or conveyances, the then grantor) shall be automatically freed and relieved, from and after the date of such transfer or conveyance, of all liability as respects the performance of any covenants or obligations on the part of Sublandlord contained in this Sublease to be performed thereafter; provided that any funds in the hands of such Sublandlord or the then grantor at the time of such transfer in which Subtenant has an interest, including but not limited to Subtenant's security deposit, shall be turned over to the grantee, and any amount then due and payable to Subtenant by Sublandlord or the then grantor under any provisions of this Sublease shall be paid to Subtenant.

21.16    Incorporation of Primary Lease. This Sublease is expressly made subject to the terms and conditions of the Primary Lease, it being understood and agreed that Sublandlord shall be and remain liable for all its obligations under the Primary Lease regardless of the provisions hereof. Except as expressly provided for herein, the terms of the Primary Lease are hereby incorporated in and made part of this Sublease with the same force and effect as though set forth at length herein, it being understood that references in the Primary Lease to (i) the "premises", "subleased premises", "Premises", or words of similar import shall be deemed to refer to the "Premises" hereunder, (ii) "Landlord" and "Tenant" shall be deemed to refer to "Sublandlord" and "Subtenant" hereunder, respectively, (iii) "Minimum Rent" or "annual rent" shall be deemed to refer to the Rent due under this Sublease, (iv) the "term of this Lease" or words of similar import shall be deemed to refer to the "term of this Sublease" and (v) "this Lease" or "this lease" shall be deemed to refer to "this Sublease". In the event of inconsistency between the terms of the Primary Lease and the terms hereof, the terms hereof shall govern.

21.l7     Entire Agreement. This Sublease contains the entire agreement between the parties and no promise, representation, warranty, covenant, agreement, or understanding not specifically set forth in this Sublease shall be binding upon or inure to the benefit of either party.

21.18    Interpretation. The fact that this Sublease shall have been prepared by the attorney for either Sublandlord or Subtenant shall not be used to construe or interpret this Sublease for or against either party. Both parties to this Sublease have had adequate opportunity to consult counsel in regard to this Sublease, and both parties intend that the provisions of this Sublease shall be given their fair meaning and no court shall construe this Sublease more stringently against one party than against the other.

21.19    Authority. If Sublandlord or Subtenant shall be a corporation, trust, general or limited partnership, or limited liability company, each individual executing this Sublease on behalf of such entity

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represents and warrants that he or she is duly authorized to execute and deliver this Sublease on behalf of such entity.

21.20    Incorporation of Exhibits. Each of the attached Exhibits hereby is incorporated in and made a part of this Sublease as if fully set forth herein. In the event of any conflict between the body of this Sublease and the provisions set forth in the Exhibits, the provisions set forth in the Exhibits shall be deemed to control.

21.21    Transmittal. Submission of this Sublease for examination, even though executed by either Sublandlord or Subtenant, shall not bind the other party in any manner, and no lease or other obligation on the part of either party shall arise until this Sublease shall be executed and delivered by the parties, each to the other.

21.22    Counterparts. This Sublease may be executed in two (2) or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

21.23    Jurisdiction and Venue. Subtenant expressly consents that the Courts of the State of Alabama shall have jurisdiction over any dispute arising out of this Sublease or the Subleased Premises between Sublandlord and Subtenant, that the County of Mobile shall be the proper place of venue for any such proceeding and that Subtenant expressly waives any rights to object to same.

21.24    Non-Easement. Is understood and agreed that this Sublease does not grant any rights to land and to air over property adjoining the land on which the Subleased Premises is situated.

21.25    No Representations by Sublandlord. Subtenant acknowledges that neither Sublandlord nor any broker, agent or employee of Sublandlord has made any representations or promises with respect to the Subleased Premises or the Building except as herein expressly set forth, and no right, privileges, easements or licenses are acquired by Subtenant except as herein set forth.

21.26    Accord and Satisfaction. No payment by Subtenant or receipt by Sublandlord of a lesser amount than the rent herein stipulated will be deemed to be other than on account of the earliest stipulated rent nor shall any endorsement or statement on any check or letter accompanying any check or payment of rent be deemed an accord and satisfaction, and Sublandlord may accept such check or payment without prejudice to Sublandlord's right to recover the balance of such rent or pursue any other remedy provided for in this Sublease or available at law or in equity.

21.27    No Option/Offer. The submission of this Sublease for examination does not constitute a reservation of or option for the Subleased Premises or any other space within the building and shall vest no right in either party. This Sublease will become effective as a Lease only upon execution and delivery thereof by all parties hereto.

21.28    Americans With Disabilities Act. Any other provision of this Sublease notwithstanding, the parties hereby agree that the Subleased Premises may be subject to the terms and conditions of the Americans With Disabilities Act (hereinafter the "ADA"). The parties further agree and acknowledge that it shall be the sole responsibility of the Subtenant to comply with any and all provisions of the ADA with regard to any improvements, alterations and additions it makes to the Subleased Premises. The Subtenant further agrees to indemnify and hold the Landlord or Sublandlord harmless against any claims which may arise out of Subtenant's failure to comply with the ADA. Such indemnification shall include, but is not limited to, reasonable attorneys' fees, court costs and judgments as a result of said claims. Within ten days after receipt, Subtenant shall advise the Landlord and Sublandlord in writing and provide the Landlord and Sublandlord with

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copies of any notices of alleged violations of the ADA relating to any portion of the demised Subleased Premises, and any claims made or threatened in writing regarding non-compliance with the ADA relating to any portion of the Subleased Premises or any governmental or regulatory actions or investigations instituted or threatened regarding non-compliance with the ADA and relating to any portion of the Subleased Premises.

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Saraland Warehouse Lease
SUBLEASE AGREEMENT

IN WITNESS WHEREOF, Sublandlord and Subtenant have executed this Sublease the day and year first above written.

SUBLANDLORD: TDG OPERATIONS, LLC, a Georgia
limited liability company

By: /S/ Allen Danzey ( (SEAL)

Name: /S/ Allen Danzey

Title: President/ CFO

Attest: /S/ Roger Ensley
/S/ Roger Ensley
[Name], [Office]
[Seal]

STATE OF Georgia
COUNTY OF Whitfield ACKNOWLEDGEMENT

I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that
Allen Danzey whose name as the President of TDG Operations, LLC, a Georgia limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the lease, (s)he, as such President and with full authority, executed the same voluntarily for and as the act of said limited liability company.

Given under my hand this 25 day of July ,2024

[AFFIX NOTARY SEAL]

Elena Medlin
Notary Public for GA
My Commission expires: 9/19/2026.

Saraland Warehouse Lease
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SUBTENANT:                        AUSTAL USA, LLC an Alabama limited
liability company

By: /S/ Michelle Kruger (SEAL)

        Name: /S/ Michelle Kruger

        Title: President

Attest:

[Name], [Office]
[Seal]

STATE OF Alabama
COUNTY OF Baldwin ACKNOWLEDGEMENT

I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that
Michelle Kruger whose name as the President of TDG Operations, LLC, a Georgia limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the lease, (s)he, as such President and with full authority, executed the same voluntarily for and as the act of said limited liability company.

Given under my hand this 29 day of July ,2024

[AFFIX NOTARY SEAL]

Angela B. McLaughlin
Notary Public for Alabama
My Commission expires: 7/14/2027.

Saraland Warehouse Lease
SUBLEASE AGREEMENT

EXHIBIT A

Legal Description

That real property situated in the County of Mobile, State of Alabama, described as follows, to-wit:

Beginning at the Southwest corner of Block "2" of Jacintoport, Unit One, Section "A", as recorded in Map Book 21, Page 93 of the Probate Court Records, Mobile County, Alabama, said point being on the North right of way line of Jacintoport Boulevard, thence run South 86 degrees, 40 minutes East along the Southern boundary of said Block '"2" and said North line of Jacintoport Boulevard a distance of 615.34 feet to an intersection with the West right of ,way line of Bill Myles Drive West, said point being the P.C. of a curve to the left having a central angle of 87 degrees 43 minutes 35 seconds and a radius of 50 feet; thence along the Eastern boundary of said Block "2'' and said West line of Bill Myles Drive West run Northeastwardly along the arc of said curve 76.63 feet to the P.T. of said curve; thence continuing along said Eastern boundary of said Block "2" and said West line of Bill Myles Drive West run North05 degrees 33 minutes 36 seconds East 1077.33 feet to a point; thence run North 86 degrees 37 minutes 29 seconds West 663.59 feet to a point on the Western boundary of said Block "2" said point also being in the East right of way line of a 100 foot Southern Railway right of way; thence run South 05 degrees 33 minutes 01 seconds West along said Western boundary of Block "2" and said East line of Sou them Rail way right of way a distance of 1125.94 feet to the point of beginning.

Saraland Warehouse Lease
SUBLEASE AGREEMENT

EXHIBIT B

Site Plan showing the Subleased Premises

Use of Parking Area on East Side of Building is Included with the Lease

Approximately 370,000 sq ft of covered storage area, 3.5 acre fenced outdoor laydown area

East Parking Area 'Laydown (approx. 3.5 acres)
EB storage Area
(100,000 Sq Ft)

Subleased Premise Area Outlined in Red

Subtenant to have non-exclusive use of parking area on west side of building. Sublandlord reserves the right to designate parking spaces for Sublandlord's exclusive use as deemed necessary by Sublandlord.

Saraland Warehouse Lease
SUBLEASE AGREEMENT

EXHIBIT C

Punch -List Items

Sublandlord and Subtenant performed a visual inspection during a walk-through conducted on May 24, 2024 and a subsequent follow up walk through on July 8, 2024. Areas in need of repairs were noted on the May 24, 2024 walkthrough and the requested repairs were noted as being complete on the July 8, 2024 walkthrough. The facility appears to be in overall good standing. Subtenant reserves the right to further inspect the Subleased Premises during the first three (3) months after the Commencement Date and request Sublandlord to record the existence of such items or, alternatively, Sublandlord may repair such items at Sublandlord's expense or allow Subtenant to repair such items at Subtenant's expense.

Additionally, Subtenant is not responsible for fair wear and tear of the Subleased Premises.

Subtenant notes the following item for the purpose of documentation of pre-existing damage:

1.Damaged support column
a.Documented for record - this was a pre-existing condition
b.Pre-Commencement Date photos are on file.

Saraland Warehouse Lease
SUBLEASE AGREEMENT

EXHIBIT D

Subleased Premises Access Requirements to EB storage Area

Escort Procedures

•All visitors must be escorted by EB personnel or authorized Austal USA personnel
•Designated General Dynamics Electric Boat ("EB") personnel will brief all personnel on the escort procedures
•All visitors must be approved by an EB designated representative prior to access, not to be unreasonably withheld or delayed. Visitors must sign the Closed Area-Restricted Area Visitor Log
•All visitors must give EB representative a 24 hours' notice for access unless there is a safety or maintenance issue that must be immediately resolved.

Restrictions

•No weapons or alcohol is authorized on the Subleased Premises

Security Incident

•Austal's Facility Security Officer or designated representative must be notified immediately of any security incidents or breaches

Subleased Premises Access Requirements to other areas

Subtenant is a cleared, government contractor for the United States Government and is required to verify the identification and citizenship of all persons requesting access to its facilities.

•Visitor must complete Subtenant's Visit Request form (SUPF616) and attach proof of citizenship and photo ID and submit the package to Subtenant host or sponsor;
•Host/sponsor will sign and submit the visit request to the Visitor Control office for processing;
•Visitor Control will process the visit request;
•Visitor Control will contact the host with an approval or denial status; and
•Host/sponsor will notify the visitor of the status of the visit request.

Saraland Warehouse Lease
SUBLEASE AGREEMENT

EXHIBIT E